Acquisition of Business (Details) - USD ($) $ in Thousands		12 Months Ended
	Jun. 01, 2019	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Business Combinations [Abstract]
Purchase price, description	a.An advance of $276 was paid to Imdecol in cash upon signing the definitive agreement in March 2019; b. An additional approximately $1,619 was paid to Imdecol in cash at closing, on June 1, 2019. c.The final consideration would have been required to be paid by August 2020, according to certain performance conditions (“Contingent Consideration”).
Acquisition expenses		$ 138
Goodwill balance		1,085
Impairment loss			$ 471	$ 614
Goodwill		$ 0